UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2009
Date of Report (Date of earliest event reported)

ALTRA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33209 (Commission File Number)	61-1478870 (IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts (Address of principal executive offices)	02184 (Zip Code)

(781) 917-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 Consent of Ernst & Young LLP, independent registered public accounting firm
EX-99.1 Amended Item 8 to the Company s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

Item 8.01	Other Events

Altra Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in the Registration Statement on Form S-3, filed with the Securities and Exchange Commission on October 15, 2009, pursuant to which the Company may offer debt securities (the “Debt Securities”). As indicated in the Registration Statement, the Company’s direct and indirect U.S. domestic subsidiaries may unconditionally guarantee the Debt Securities.

In connection with the issuance of the Debt Securities, Rule 3-10 of Securities and Exchange Commission Regulation S-X requires that the Company provide certain condensed consolidating financial information. To provide this information, Note 19 has been added to the Company’s consolidated financial statements for the year ended December 31, 2008, by amending Item 8 of Part II (Financial Statements and Supplementary Data) of its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”).

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Item specified above, the other information in the Company’s 2008 Form 10-K remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Company’s 2008 Form 10-K except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s 2008 Form 10-K or modify or update any related disclosures. Information in the Company’s 2008 Form 10-K not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filing. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K and the Company’s other filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm
99.1	Amended Item 8 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.

/s/  Carl R. Christenson
Name:     Carl R. Christenson

Title:	Chief Executive Officer

Date: November 4, 2009

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm
99.1	Amended Item 8 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008